                                                                   Exhibit 10.30

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                       NO.
                           STOCK SUBSCRIPTION WARRANT

         TO PURCHASE SERIES F NON-VOTING CONVERTIBLE PREFERRED STOCK OF

                         ACUSPHERE, INC. (THE "COMPANY")

                   DATE OF INITIAL ISSUANCE: FEBRUARY 21, 2001

     THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST I or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Twenty-Five Thousand Two Hundred Sixty-Four (25,264) shares of Series F Non-Voting Convertible Preferred Stock, $0.01 par value, of the Company (the "Preferred Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1. DEFINITIONS.

     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     COMMON STOCK - shall mean and include the Company's authorized Common Stock, $0.01 par value, as constituted at the date hereof.

     EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended from time to time.

     SECURITIES ACT - shall mean the Securities Act of 1933, as amended.

     TERM OF THIS WARRANT - shall mean the period beginning on the date of initial issuance hereof and ending on February 21, 2008.

     WARRANT PRICE - $4.75 per share, subject to adjustment in accordance with
Section 5 hereof.

     WARRANTS - this Warrant issued in connection with a Commitment Letter dated December 5, 2000 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     WARRANT SHARES - shares of Preferred Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

SECTION 2. EXERCISE OF WARRANT.

     2.1. PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Preferred Stock), the Holder shall deliver to the Company at its office referred to in Section 11 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) of one share of Common Stock is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Preferred Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 11 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Preferred Stock computed using the following formula:

                               PS = WPS x (CMP-WP)
                                    --------------
                                         CMP

Where

     PS equals the number of shares of Preferred Stock to be issued to the Holder

     WPS equals the number of shares of Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

     CMP equals the Current Market Price of one share of Common Stock (at the date of such calculation)

     WP equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Preferred Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Preferred Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2. TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AS TO AN EXEMPTION THEREFROM UNDER SAID ACT."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3. COVENANTS AS TO PREFERRED STOCK. The Company covenants and agrees that all shares of Preferred Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Preferred Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Preferred Stock to provide for the exercise of the rights represented by this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

     (i) Antidilution rights applicable to the Preferred Stock purchaseable hereunder are as set forth in the Company's Certificate of Incorporation, as amended and in effect from time to time (the "Charter"). The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Charter.

     (ii) If, at any time during the Term of this Warrant, the number of shares of Preferred Stock outstanding is increased by a stock dividend payable in shares of Preferred Stock or by a subdivision or split-up of shares of Preferred Stock, then, following the record date fixed for the determination of holders of Preferred Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Preferred Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

     (iii) If, at any time during the Term of this Warrant, the number of shares of Preferred Stock outstanding is decreased by a combination of the outstanding shares of Preferred Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Preferred Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

     (iv) For the purpose of any computation pursuant to this Agreement, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

     (v) Whenever the Warrant Price shall be adjusted as provided in this
Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (vii) of this Section 5.

     (vi) Adjustments made pursuant to clauses (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

     (vii) In the event the Company shall propose to take any action of the types described in clauses (ii) and (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

     (viii) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6. OWNERSHIP.

     6.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2. TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7. MERGERS, CONSOLIDATION, SALES. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Preferred Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8. NOTICE OF DISSOLUTION OR LIQUIDATION. In case of any distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 9, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share, calculated to the nearest cent.

SECTION 10. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

     10.1. WILL RESERVE SHARES. The Company will reserve and set apart and have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Preferred Stock deliverable upon the exercise of this Warrant.

     10.2. WILL NOT AMEND CERTIFICATE. The Company will not amend its Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Series F Non-Voting Convertible Preferred Stock" on the date hereof.

     10.3. WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 11. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Legal Department, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at Acusphere, Inc., University Park @ MIT, 38 Sidney Street, Cambridge, Massachusetts 02139, Attention: Vice President of Finance and Administration or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 12. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 13. REPRESENTATIONS AND COVENANTS OF HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

     13.1. INVESTMENT PURPOSE. The right to acquire the Warrant Shares (including any shares of Common Stock issuable upon conversion thereof) will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     13.2. PRIVATE ISSUE. The Holder understands (i) that the Warrant Shares (including any shares of Common Stock issuable upon conversion thereof) are not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 13.

     13.3. DISPOSITION OF HOLDER'S RIGHTS. In no event will the Holder make a disposition of any of its rights to acquire Warrant Shares (including any shares of Common Stock issuable upon conversion thereof) unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken, or (B) an exemption from the registration requirements of the Securities Act is available. The restrictions imposed upon the transferability of any of its rights to acquire Warrant Shares (including any shares of Common Stock issuable upon conversion thereof) shall terminate as to any particular share of Preferred Stock or Common Stock, as applicable, when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or
(3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of Preferred Stock or Common Stock, as applicable, then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock or Common Stock, as applicable, not bearing any restrictive legend.

     13.4. FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     13.5. RISK OF NO REGISTRATION. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to
Section 12 of the Exchange Act, or file reports pursuant to Section 15(d), of the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to sell (i) the rights to purchase Warrant Shares pursuant to this Warrant, or (ii) the Warrant Shares issuable upon exercise of the right to purchase, or (iii) the shares of Common Stock issuable upon conversion of such Warrant Shares, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of its rights of the Holder to purchase Warrant Shares, or the Warrant Shares issuable upon exercise of the right to purchase, or the shares of Common Stock issuable upon conversion of such Warrant Shares, which might be made by it in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

     13.6. ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

SECTION 14. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15 MISCELLANEOUS.

          (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof

          (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in that certain Master Lease Agreement dated as of the date hereof by and between the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this _______ day of ______, 2001.



                                   ACUSPHERE, INC.
[CORPORATE SEAL]
                                   By:  /s/ Sherri C. Oberg
                                      ------------------------------------------

                                   Title:  President and CEO
                                         ---------------------------------------

                                   TBCC FUNDING TRUST I
[CORPORATE SEAL]
                                   By:  /s/ Matthew McAlpre
                                      ------------------------------------------

                                   Title:  Senior Vice President
                                         ---------------------------------------

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


     The undersigned hereby exercises the right to purchase _________ shares of Preferred Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]

                    [ ]  makes payment of $__________ therefor; or

                    [ ] directs the Company to issue ______ shares, and to withhold ____ shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



     The shares are to be issued in certificates of the following denominations:


                                   ---------------------------------------------

                                   [Type Name of Holder]


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


Dated:
        -------------------------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                   ---------------------------------------------

                                   [Type Name of Holder]


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


Dated:
        -------------------------------------------


NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Preferred Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                   ---------------------------------------------

                                   [Type Name of Holder]


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


Dated:
        -------------------------------------------



NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.